Income (loss) per share	12 Months Ended
Dec. 31, 2025
Income (Loss) Per Share [Abstract]
Income (loss) per share	Income (loss) per share
Basic income (loss) per share
Basic income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period.

	Year ended December 31.
(in thousands of euro, except for data share)	2023	2024	2025
Net income (loss)	(7,570)	(49,471)	(49,177)
Weighted average number of ordinary shares in circulation	80,453,282	81,051,798	89,591,001
Basic income (loss) per share (€ per share)	(0.09)	(0.61)	(0.55)
The instruments that entitle their holders to a portion of the share capital on a deferred basis (BSAs, BSAAR, AGAs and AGAPs) are considered to be anti-dilutive (5,145,914 instruments in 2023, 5,959,104 instruments in 2024 and 3,479,983 instruments in 2025). These instruments are presented in detail in Note 11.
Diluted income (loss) per share
Diluted income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period, increased by all dilutive potential ordinary shares.

	Year ended December 31,
(in thousands of euro, except for data share)	2023	2024	2025
Net income (loss)	(7,570)	(49,471)	(49,177)
Weighted average number of ordinary shares in circulation	80,453,282	81,051,798	89,591,001
Adjustment for share instruments	—	—	—
Diluted income (loss) per share (€ per share)	(0.09)	(0.61)	(0.55)